UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 2007

Cardtronics Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-113470	76-0681190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3110 Hayes Road, Suite 300, Houston, Texas	77082
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (281) 596-9988

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 5, 2007, Cardtronics, Inc. (the "Company") issued a press release announcing that it has commenced a private placement offering of an aggregate of $125.0 million principal amount of  9¼% senior subordinated notes due 2013. A copy of the press release has been attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is not deemed to be "filed" for the purposes of  Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

      99.1    Press Release of Cardtronics, Inc. dated July 5, 2007.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics Inc. (Registrant)
July 5, 2007 (Date)	/s/ J. CHRIS BREWSTER J. Chris Brewster Chief Financial Officer

Exhibit Index
99.1	Press release dated July 5, 2007